UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 10, 2013

Date of Report (Date of earliest event reported)

THE PAWS PET COMPANY, INC.

(Exact name of registrant as specified in its charter)

Illinois	333-130446	20-3191557
(State or other jurisdiction of	(Commission File	(IRS Employer
incorporation)	Number)	Identification No.)

855 El Camino Real, Suite 13A-184, Palo Alto, CA	94301
(Address of Principal Executive Offices)	(Zip Code)

(561) 274 6805

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On September 10, 2013 The PAWS Pet Company, Inc. (the “Company”) issued a press release announcing that the Company had entered into a letter of intent to acquire Pharmacy Development, Inc. d/b/a MESA Pharmacy, of Irvine, California. A copy of the release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

Exhibit

99.1	Press release dated September 10, 2013.

SIGNATURE

Pursuant to the requirements of the Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The PAWS Pet Company, Inc.

DATE: September 12, 2013	By:	/s/ Daniel Wiesel
Daniel Wiesel
Chief Executive Officer